UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

_______________________________

Date of Report (Date of earliest event reported): June 2, 2014

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)      On June 2, 2014, Garmin Ltd. (the “Company”) announced that Doug Boessen, age 52, has joined the Company and will serve as chief financial officer and treasurer beginning July 31, 2014.

Mr. Boessen will succeed Kevin Rauckman, who has served as chief financial officer and treasurer of the Company since 1999. Mr. Rauckman, who, as disclosed by the Company pursuant to Item 5.02(b) of Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on February 19, 2014, has chosen to pursue interests outside of Garmin, will remain at the Company throughout 2014, working closely with Mr. Boessen to ensure a seamless transition. Mr. Boessen will oversee financial planning, accounting, investor relations, treasury and internal audit functions, and will report to the Company’s president and chief executive officer, Clifton Pemble.

From September 2013 to May 2014, Mr. Boessen served as chief financial officer of EiKO Global, LLC, which is a provider of lighting products for the automotive, industrial, electrical, electronic, audio/video, photographic and health care industries. From 2008 to November 2012, Mr. Boessen served as chief financial officer and treasurer of Collective Brands, Inc., which is a global footwear company with retail and wholesale operations.

There are no family relationships between Mr. Boessen and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Boessen had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Mr. Boessen’s compensation will consist of the following components:

-	An annual base salary of $550,000.
-	Eligibility to participate in awards under the Company’s 2005 Equity Incentive Plan, as amended and restated on June 7, 2013.
-	Group health insurance coverage and other employment benefits on the same terms as other employees of the Company.

A copy of the Company’s press release dated June 2, 2014 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description
99.1	Press Release dated June 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 2, 2014	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 2, 2014